UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street
Warsaw, Indiana 46580
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZBH	New York Stock Exchange
1.414% Notes due 2022	ZBH 22A	New York Stock Exchange
2.425% Notes due 2026	ZBH 26	New York Stock Exchange
1.164% Notes due 2027	ZBH 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of Zimmer Biomet Holdings, Inc. (the “Company”) held on May 14, 2021 (the “Annual Meeting”), the Company’s shareholders approved: (i) the amended Zimmer Biomet Holdings, Inc. 2009 Stock Incentive Plan (the “2009 Plan”); (ii) the amended Zimmer Biomet Holdings, Inc. Stock Plan for Non-Employee Directors (the “Director Stock Plan”); and (iii) the amended Zimmer Biomet Holdings, Inc. Deferred Compensation Plan for Non-Employee Directors (the “Deferred Compensation Plan”). In February 2021, the Board of Directors of the Company approved amendments to each of such plans and directed that the amended plans be submitted to shareholders of the Company for approval at the Annual Meeting.

The amendments to the 2009 Plan include:

•	increasing the number of shares available for issuance pursuant to awards under the plan by 5.8 million shares;

•	eliminating provisions that no longer apply or are not used;

•	extending the term of the plan by eight years to May 31, 2032; and

•	making certain other clarifying changes.

A more complete description of the terms of the amended 2009 Plan can be found in “Proposal 4—Approval of the Amended 2009 Stock Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2021 (the “Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the full text of the amended 2009 Plan, a copy of which is filed as Exhibit 10.1 to this report.

The amendments to the Director Stock Plan include:

•	replacing the existing $300,000 annual limit on equity-based compensation with a $700,000 annual limit on total compensation (including both cash and equity-based compensation);

•	eliminating provisions that no longer apply or are not used;

•	extending the term of the plan by 10 years to December 31, 2032; and

•	making certain other clarifying changes.

A more complete description of the terms of the amended Director Stock Plan can be found in “Proposal 5—Approval of the Amended Stock Plan for Non-Employee Directors” in the Proxy Statement, which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the full text of the amended Director Stock Plan, a copy of which is filed as Exhibit 10.2 to this report.

The amendments to the Deferred Compensation Plan include:

•	eliminating provisions that no longer apply or are not used;

•	extending the term of the plan by 10 years to December 31, 2032; and

•	making certain other clarifying changes.

A more complete description of the terms of the amended Deferred Compensation Plan can be found in “Proposal 6—Approval of the Amended Deferred Compensation Plan for Non-Employee Directors” in the Proxy Statement, which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the full text of the amended Deferred Compensation Plan, a copy of which is filed as Exhibit 10.3 to this report.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting, the Company’s shareholders approved amendments (the “Amendment”) to the Company’s Restated Certificate of Incorporation (the “Charter”). The amendments became effective on May 17, 2021, when the Company filed a Certificate of Amendment to the Charter with the Secretary of State of the State of Delaware. The Charter was then restated to reflect the Amendment and was filed with the Secretary of State of the State of Delaware on May 17, 2021.

The Amendment amended Article V of the Charter to permit a shareholder or group of shareholders owning an aggregate net long position of at least 15% of the Company’s outstanding common stock to call a special meeting of shareholders, subject to certain limitations. The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Certificate of Amendment and the Restated Certificate of Incorporation of the Company as amended by the Certificate of Amendment, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Upon the filing of the Amendment with the Secretary of State of the State of Delaware on May 17, 2021, corresponding amendments to the Company’s Restated Bylaws (“Bylaws”) also became effective. These amendments had been approved by the Company’s Board of Directors, contingent upon shareholder approval of the Amendment at the Annual Meeting. Section 2.02 of Article II of the Bylaws was amended to include procedural requirements for shareholders seeking to call a special meeting, including advance notice provisions and information requirements; to specify business that may be transacted at a special meeting; to provide guidelines on scheduling of proposed special meeting dates; to include technical provisions addressing multiple meeting requests and revocation of requests; and to set forth limitations and other requirements. Other sections in Article II of the Bylaws were amended to align with the changes made to Section 2.02, including related to advance notice provisions and director nomination matters. The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the text of the Bylaws, as amended and restated on May 17, 2021, a copy of which is attached hereto as Exhibit 3.3 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 14, 2021. Shareholders took the following actions:

•	elected ten (10) directors for one-year terms ending at the 2022 annual meeting of shareholders (Proposal 1);

•	ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021 (Proposal 2);

•	approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement (Proposal 3);

•	approved the amended 2009 Stock Incentive Plan (Proposal 4);

•	approved the amended Stock Plan for Non-Employee Directors (Proposal 5);

•	approved the amended Deferred Compensation Plan for Non-Employee Directors (Proposal 6); and

•	approved amendments to the Company’s Restated Certificate of Incorporation to permit shareholders to call a special meeting (Proposal 7).

The vote tabulation for each proposal follows:

Proposal 1 – Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Christopher B. Begley	167,627,632	3,557,830	148,065	13,440,641
Betsy J. Bernard	164,227,485	6,972,467	133,575	13,440,641
Michael J. Farrell	168,633,366	2,544,467	155,694	13,440,641
Robert A. Hagemann	166,127,597	5,048,187	157,743	13,440,641
Bryan C. Hanson	163,561,559	6,740,995	1,030,973	13,440,641
Arthur J. Higgins	164,688,250	6,483,420	161,857	13,440,641
Maria Teresa Hilado	167,790,994	3,406,848	135,685	13,440,641
Syed Jafry	168,718,696	2,461,506	153,325	13,440,641
Sreelakshmi Kolli	170,795,360	394,682	143,485	13,440,641
Michael W. Michelson	168,714,363	2,459,852	159,312	13,440,641

Proposal 2 – Ratification of the Appointment of the Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
178,406,959	6,211,816	155,393	0

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation (“Say on Pay”)

For	Against	Abstain	Broker Non-Votes
158,537,741	12,353,884	441,902	13,440,641

Proposal 4 – Approval of the amended 2009 Stock Incentive Plan

For	Against	Abstain	Broker Non-Votes
162,003,875	8,852,193	477,459	13,440,641

Proposal 5 – Approval of the amended Stock Plan for Non-Employee Directors

For	Against	Abstain	Broker Non-Votes
164,075,308	6,774,584	483,635	13,440,641

Proposal 6 – Approval of the Deferred Compensation Plan for Non-Employee Directors

For	Against	Abstain	Broker Non-Votes
168,534,849	2,297,875	500,803	13,440,641

Proposal 7 – Approval of amendments to the Company’s Restated Certificate of Incorporation to permit shareholders to call a special meeting

For	Against	Abstain	Broker Non-Votes
170,405,098	687,526	240,903	13,440,641

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Zimmer Biomet Holdings, Inc., dated May 17, 2021

3.2	Restated Certificate of Incorporation of Zimmer Biomet Holdings, Inc., dated May 17, 2021

3.3	Restated Bylaws of Zimmer Biomet Holdings, Inc., dated May 17, 2021

10.1	Zimmer Biomet Holdings, Inc. 2009 Stock Incentive Plan (As Amended on May 14, 2021)

10.2	Zimmer Biomet Holdings, Inc. Stock Plan for Non-Employee Directors (As Amended on May 14, 2021)

10.3	Zimmer Biomet Holdings, Inc. Deferred Compensation Plan for Non-Employee Directors (As Amended on May 14, 2021)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2021

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary